UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2013

PROLOR BIOTECH, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-34676	20-0854033
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Golda Meir Street

Weizmann Science Park

Nes-Ziona, Israel 74140

(Address of principal executive offices) (Zip Code)

(866) 644-7811

Registrant’s telephone number, including area code

Not applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On June 4, 2013, PROLOR Biotech, Inc., a Nevada corporation (the “Company”), issued a press release announcing the termination of the “go-shop” period under the Agreement and Plan of Merger, dated as of April 23, 2013, by and among the Company, OPKO Health, Inc., a Delaware corporation, and POM Acquisition, Inc., a Nevada corporation and a direct wholly owned subsidiary of OPKO Health, Inc.

A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated in this Item 8.01 by reference.

Item 9.01 Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated June 4, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROLOR BIOTECH, INC.

Dated: June 4, 2013	By:	/s/ Shai Novik
Name: Shai Novik
Title: President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated June 4, 2013